                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and "Selected Financial Data" and to the use of our report dated January 14, 1997, in Amendment No. 4 to the Registration Statement (Form SB-2) and the related Prospectus of DAOU Systems, Inc. for the registration of shares of its common stock.


                                          ERNST & YOUNG LLP


San Diego, California
February 12, 1997